UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                   May 3, 2006



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12955                 22-3498615
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


  50 West State Street, Trenton, New Jersey               08608
   (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

     On May 5, 2006, Edward S. Condra was appointed Senior Vice President, Operations of Journal Register Company (the "Company"). Mr. Condra served as the Company's Senior Publisher Suburban Philadelphia Cluster since May 2003. Mr. Condra started his newspaper career when he joined Journal Register Company in 1991 as a classified Sales representative at The Trentonian in Trenton, NJ. Mr. Condra was promoted to Publisher of The Troy Record in Troy, NY in 1997 and was also responsible for the total Capital-Saratoga Cluster from 1999 through 2000. In October 2000, Mr. Condra was promoted to Publisher of the Daily Local News in West Chester, Pa. Mr. Condra graduated from Kutztown University in 1986.

     The Company and Mr. Condra entered into an offer letter pursuant to which Mr. Condra will be entitled to an annual base salary of $245,000, a potential target bonus of $60,000 and will receive 6,000 restricted stock units under the Company's 1997 Stock Incentive Plan. Mr. Condra will also be eligible to participate in the Company's other employee benefit plans, in accordance with their terms.

     On May 3, 2006, Edward J. Yocum, Jr. was appointed Vice President, General Counsel and Secretary of the Company. Mr. Yocum served as Deputy General Counsel and Assistant Secretary of GrafTech International Ltd. from June 2003 through March 2006. From January 2000 through February 2003 he was Vice President and General Counsel of Paytrust, Inc. From March 1996 through January 2000, Mr. Yocum was employed by Morgan, Lewis & Bockius LLP with a practice focused upon corporate finance and mergers and acquisitions. He began his career as an associate with Shearman & Sterling LLP from September 1990 through March 1996. Mr. Yocum received a Bachelor of Business Administration, summa cum laude, from Temple University in 1987 and a Juris Doctor, cum laude, from Villanova University in 1990.

     The Company and Mr. Yocum entered into an offer letter pursuant to which Mr. Yocum will be entitled to an annual base salary of $225,000, a potential target bonus of $50,000 and will receive 5,000 restricted stock units under the Company's 1997 Stock Incentive Plan. Mr. Yocum will also be eligible to participate in the Company's other employee benefit plans, in accordance with their terms.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 5, 2006, Journal Register Company (the "Company") issued a press release announcing the resignation of Jean B. Clifton as President and Chief Operating Officer of the Company and as a member of its Board of Directors, effective June 30, 2006. The press release also announces the appointment of Edward S. Condra as a Senior Vice President, Operations. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

99.1 Text of press release issued by Journal Register Company, dated May 5, 2006, titled "Jean B. Clifton, President, Chief Operating Officer and Director of Journal Register Company, Announces Resignation; Edward S. Condra Promoted to Senior Vice President, Operations."



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                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       JOURNAL REGISTER COMPANY
                                       (Registrant)


Date:  May 9, 2006                     /s/ Julie A. Beck
       -----------                     -----------------
                                       By:   Julie A. Beck
                                       Title:      Senior Vice President and
                                                   Chief Financial Officer

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                                  Exhibit Index

Exhibit Description

99.1 Text of press release issued by Journal Register Company, dated May 5, 2006, titled "Jean B. Clifton, President, Chief Operating Officer and Director of Journal Register Company, Announces Resignation; Edward S. Condra Promoted to Senior Vice President, Operations."